Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2013							2014							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Total	$3,831	$4,048	$7,879	$4,065	$11,944	$4,441	$16,385	$3,811	$3,889	$7,700	$3,921	$11,621	$4,258	$15,879	(4)%	(3)%	(3)%	(1)%
US and Puerto Rico	1,971	2,045	4,016	2,037	6,053	2,265	8,318	1,765	1,901	3,666	1,968	5,634	2,082	7,716	(8)%	(7)%	—	—
Europe	946	950	1,896	985	2,881	1,049	3,930	948	908	1,856	814	2,670	922	3,592	(12)%	(9)%	(6)%	—
Rest of the World	765	835	1,600	805	2,405	890	3,295	830	811	1,641	838	2,479	980	3,459	10%	5%	(8)%	(5)%
Other	149	218	367	238	605	237	842	268	269	537	301	838	274	1,112	16%	32%	N/A	N/A

% of Revenues	2013							2014
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
US and Puerto Rico	51.4%	50.5%	51.0%	50.1%	50.7%	51.0%	50.8%	46.3%	48.9%	47.6%	50.2%	48.5%	48.9%	48.6%
Europe	24.7%	23.5%	24.1%	24.2%	24.1%	23.6%	24.0%	24.9%	23.3%	24.1%	20.8%	23.0%	21.7%	22.6%
Rest of the World	20.0%	20.6%	20.3%	19.8%	20.1%	20.0%	20.1%	21.8%	20.9%	21.3%	21.4%	21.3%	23.0%	21.8%
Other	3.9%	5.4%	4.6%	5.9%	5.1%	5.4%	5.1%	7.0%	6.9%	7.0%	7.6%	7.2%	6.4%	7.0%

BRISTOL-MYERS SQUIBB COMPANY
REVENUES AND COMPOSITION OF CHANGE IN REVENUES
FOR THE PERIOD ENDED DECEMBER 31, 2014
(Unaudited, dollars in millions)

QUARTER-TO-DATE	Revenues		Analysis of % Change
	2014	2013	Total Change	Volume	Price	Foreign Exchange
US and Puerto Rico	$2,082	$2,265	(8)%	(9)%	1%	—
Europe	922	1,049	(12)%	1%	(7)%	(6)%
Rest of the World	980	890	10%	17%	1%	(8)%
Other	274	237	16%	N/A	N/A	N/A
Total	$4,258	$4,441	(4)%	—	(1)%	(3)%

YEAR-TO-DATE	Revenues		Analysis of % Change
	2014	2013	Total Change	Volume	Price	Foreign Exchange
US and Puerto Rico	$7,716	$8,318	(7)%	(10)%	3%	—
Europe	3,592	3,930	(9)%	(2)%	(7)%	—
Rest of the World	3,459	3,295	5%	11%	(1)%	(5)%
Other	1,112	842	32%	N/A	N/A	N/A
Total	$15,879	$16,385	(3)%	(2)%	—	(1)%

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2013							2014							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$2,957	$3,024	$5,981	$3,025	$9,006	$3,298	$12,304	$2,807	$2,770	$5,577	$2,843	$8,420	$3,240	$11,660	(2)%	(5)%
Alliance and other revenues	874	1,024	1,898	1,040	2,938	1,143	4,081	1,004	1,119	2,123	1,078	3,201	1,018	4,219	(11)%	3%
Total Revenues	$3,831	$4,048	$7,879	$4,065	$11,944	$4,441	$16,385	$3,811	$3,889	$7,700	$3,921	$11,621	$4,258	$15,879	(4)%	(3)%

Cost of products sold	1,063	1,108	2,171	1,175	3,346	1,273	4,619	968	991	1,959	1,007	2,966	966	3,932	(24)%	(15)%
Marketing, selling and administrative	994	1,042	2,036	980	3,016	1,068	4,084	957	951	1,908	1,029	2,937	1,151	4,088	8%	—
Advertising and product promotion	189	218	407	194	601	254	855	163	187	350	171	521	213	734	(16)%	(14)%
Research and development	930	951	1,881	893	2,774	957	3,731	946	1,416	2,362	983	3,345	1,189	4,534	24%	22%
Other (income)/expense	(19)	199	180	5	185	20	205	(208)	(104)	(312)	(277)	(589)	799	210	**	2%
Total Expenses	3,157	3,518	6,675	3,247	9,922	3,572	13,494	2,826	3,441	6,267	2,913	9,180	4,318	13,498	21%	—

Earnings Before Income Taxes	$674	$530	$1,204	$818	$2,022	$869	$2,891	$985	$448	$1,433	$1,008	$2,441	$(60)	$2,381	**	(18)%
Provision for Income Taxes	51	—	51	126	177	134	311	49	114	163	276	439	(87)	352	**	13%
Net Earnings	$623	$530	$1,153	$692	$1,845	$735	$2,580	$936	$334	$1,270	$732	$2,002	$27	$2,029	(96)%	(21)%
Net Earnings/(Loss) Attributable to Noncontrolling Interest	14	(6)	8	—	8	9	17	(1)	1	—	11	11	14	25	56%	47%
Net Earnings Attributable to BMS	$609	$536	$1,145	$692	$1,837	$726	$2,563	$937	$333	$1,270	$721	$1,991	$13	$2,004	(98)%	(22)%

Diluted Earnings per Common Share*	$0.37	$0.32	$0.69	$0.42	$1.11	$0.44	$1.54	$0.56	$0.20	$0.76	$0.43	$1.19	$0.01	$1.20	(98)%	(22)%
Average Common Shares Outstanding - Diluted	1,655	1,660	1,658	1,662	1,659	1,666	1,662	1,666	1,669	1,668	1,670	1,668	1,673	1,670	—	—
Dividends declared per common share	$0.35	$0.35	$0.70	$0.35	$1.05	$0.36	$1.41	$0.36	$0.36	$0.72	$0.36	$1.08	$0.37	$1.45	3%	3%

	2013							2014
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Margin	72.3%	72.6%	72.4%	71.1%	72.0%	71.3%	71.8%	74.6%	74.5%	74.6%	74.3%	74.5%	77.3%	75.2%

Other Ratios
Effective tax rate	7.6%	—	4.2%	15.4%	8.8%	15.4%	10.8%	5.0%	25.4%	11.4%	27.4%	18.0%	145.0%	14.8%

Other (Income)/Expense	2013							2014							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$50	$50	$100	$46	$146	$53	$199	$54	$46	$100	$50	$150	$53	$203	—	2%
Investment income	(25)	(28)	(53)	(23)	(76)	(28)	(104)	(23)	(28)	(51)	(20)	(71)	(30)	(101)	7%	(3)%
Provision for restructuring	33	173	206	6	212	14	226	21	16	37	35	72	91	163	**	(28)%
Litigation charges/(recoveries)	—	(22)	(22)	17	(5)	25	20	29	(20)	9	10	19	4	23	(84)%	15%
Equity in net income of affiliates	(36)	(50)	(86)	(42)	(128)	(38)	(166)	(36)	(33)	(69)	(12)	(81)	(26)	(107)	(32)%	(36)%
Out-licensed intangible asset impairment	—	—	—	—	—	—	—	—	—	—	18	18	11	29	**	**
Gain on sale of product lines, businesses and assets	(1)	—	(1)	—	(1)	(1)	(2)	(259)	7	(252)	(315)	(567)	3	(564)	**	**
Other alliance and licensing income	(57)	(32)	(89)	(31)	(120)	(28)	(148)	(108)	(144)	(252)	(102)	(354)	(50)	(404)	79%	**
Pension curtailments, settlements and special termination benefits	—	101	101	37	138	27	165	64	45	109	28	137	740	877	**	**
Other	17	7	24	(5)	19	(4)	15	50	7	57	31	88	3	91	**	**
	$(19)	$199	$180	$5	$185	$20	$205	$(208)	$(104)	$(312)	$(277)	$(589)	$799	$210	**	2%

* Quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.
** In excess of 100%

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED DECEMBER 31, 2014
(Unaudited, dollars in millions)

QUARTER-TO-DATE	2014	2013	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2014 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Revenues	$4,258	$4,441	$(183)	(4)%	$(139)	$4,397	(3)%	(1)%
Gross profit	3,292	3,168	124	4%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	3,323	3,270	53	2%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of revenues	78.0%	73.6%

Marketing, selling and administrative	1,151	1,068	83	8%	42	1,193	4%	12%
Marketing, selling and administrative excluding specified items(a)	1,150	1,058	92	9%	41	1,191	4%	13%

Advertising and product promotion	213	254	(41)	(16)%	9	222	3%	(13)%

SG&A excluding specified items as a % of revenues	32.0%	29.5%

Research and development	1,189	957	232	24%	27	1,216	3%	27%
Research and development excluding specified items(a)	1,139	941	198	21%	27	1,166	3%	24%

Research and development excluding specified items as a % of revenues	26.7%	21.2%

YEAR-TO-DATE	2014	2013	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2014 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Revenues	$15,879	$16,385	$(506)	(3)%	$(184)	$16,063	(1)%	(2)%
Gross profit	11,947	11,766	181	2%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	12,098	12,092	6	—	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of revenues	76.2%	73.8%

Marketing, selling and administrative	4,088	4,084	4	—	58	4,146	2%	2%
Marketing, selling and administrative excluding specified items(a)	3,983	4,068	(85)	(2)%	57	4,040	1%	(1)%

Advertising and product promotion	734	855	(121)	(14)%	13	747	1%	(13)%

SG&A excluding specified items as a % of revenues	29.7%	30.0%

Research and development	4,534	3,731	803	22%	33	4,567	—	22%
Research and development excluding specified items(a)	3,913	3,715	198	5%	33	3,946	1%	6%

Research and development excluding specified items as a % of revenues	24.6%	22.7%

(a) Refer to the Specified Items schedule for further details.
* Foreign exchange (FX) impact determined by the change in a line item's current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES FROM OPERATIONS BY PRODUCT
QUARTERLY REVENUES TREND ANALYSIS AND RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
(Unaudited, dollars in millions)

	2013							2014							Growth $		% Change		EX-FX				FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD	QTD EX-FX $	YTD EX-FX $	Qtr vs. Qtr %	YTD vs. YTD %	Qtr vs. Qtr	YTD vs. YTD
TOTAL	$3,831	$4,048	$7,879	$4,065	$11,944	$4,441	$16,385	$3,811	$3,889	$7,700	$3,921	$11,621	$4,258	$15,879	$(183)	$(506)	(4)%	(3)%	$4,397	$16,063	(1)%	(2)%	(3)%	(1)%
Virology(a)
Baraclude	366	371	737	378	1,115	412	1,527	406	369	775	325	1,100	341	1,441	(71)	(86)	(17)%	(6)%	359	1,463	(13)%	(4)%	(4)%	(2)%
Hepatitis C Franchise(b)	—	—	—	—	—	—	—	—	—	—	49	49	207	256	207	256	N/A	N/A	207	256	N/A	N/A	N/A	N/A
Reyataz	361	431	792	375	1,167	384	1,551	344	362	706	338	1,044	318	1,362	(66)	(189)	(17)%	(12)%	333	1,387	(13)%	(11)%	(4)%	(1)%
Sustiva Franchise(c)	387	411	798	389	1,187	427	1,614	319	361	680	357	1,037	407	1,444	(20)	(170)	(5)%	(11)%	408	1,443	(4)%	(11)%	(1)%	—
Oncology(a)
Erbitux	162	171	333	183	516	180	696	169	186	355	187	542	181	723	1	27	1%	4%	181	723	1%	4%	—	—
Opdivo	—	—	—	—	—	—	—	—	—	—	1	1	5	6	5	6	N/A	N/A	5	6	N/A	N/A	N/A	N/A
Sprycel	287	312	599	316	915	365	1,280	342	368	710	385	1,095	398	1,493	33	213	9%	17%	419	1,527	15%	19%	(6)%	(2)%
Yervoy	229	233	462	238	700	260	960	271	321	592	350	942	366	1,308	106	348	41%	36%	380	1,320	46%	38%	(5)%	(2)%
Neuroscience(a)
Abilify(d)	522	563	1,085	569	1,654	635	2,289	540	555	1,095	449	1,544	476	2,020	(159)	(269)	(25)%	(12)%	479	2,023	(25)%	(12)%	—	—
Immunoscience(a)
Orencia(e)	320	352	672	375	1,047	397	1,444	363	402	765	444	1,209	443	1,652	46	208	12%	14%	459	1,682	16%	16%	(4)%	(2)%
Cardiovascular(a)
Eliquis	22	12	34	41	75	71	146	106	171	277	216	493	281	774	210	628	**	**	296	791	**	**	N/A	N/A

Diabetes Alliance(f)	358	438	796	432	1,228	455	1,683	179	27	206	42	248	47	295	(408)	(1,388)	(90)%	(82)%	47	297	(90)%	(82)%	—	—

Mature Products and All Other(g)	817	754	1,571	769	2,340	855	3,195	772	767	1,539	778	2,317	788	3,105	(67)	(90)	(8)%	(3)%	824	3,145	(4)%	(2)%	(4)%	(1)%

Total Excluding Diabetes Alliance	3,473	3,610	7,083	3,633	10,716	3,986	14,702	3,632	3,862	7,494	3,879	11,373	4,211	15,584	225	882	6%	6%	4,350	15,766	9%	7%	(3)%	(1)%

**	In excess of 100%
(a)	Key products listed do not represent all products in the respective therapeutic areas.
(b)
Includes Daklinza (daclatasvir) revenues of $163M and $201M for the three and twelve months ended December 31, 2014 and includes Sunvepra (asunaprevir) revenues of $44M and $55M for the three and twelve months ended December 31, 2014.

(c)
The Sustiva Franchise includes sales of Sustiva and revenue from sales of bulk efavirenz included in the combination therapy, Atripla. Includes alliance and other revenue of $361M and $368M for the three months ended December 31, 2014 and 2013, respectively, and $1,255M and $1,366M for the twelve months ended December 31, 2014 and 2013, respectively.

(d)
Includes alliance and other revenue of $428M and $527M for three months ended December 31, 2014 and 2013, respectively, and $1,778M and $1,840M for the twelve months ended December 31, 2014 and 2013, respectively.

(e)
Includes Orencia SubQ revenues of $200M and $139M for three months ended December 31, 2014 and 2013, respectively, and $688M and $441M for the twelve months ended December 30, 2014 and 2013, respectively.

(f)
The twelve months ended December 31, 2014 includes pre-divestiture revenues of Bydureon, Byetta, Farxiga/Forxiga/Xigduo, Onglyza/Kombiglyze, Symlin and Myalept of $153M and post-divestiture revenues of $142M.

(g)
Represents all other products, including those which have lost exclusivity in major markets, over the counter brands and royalty-related revenue. Includes Plavix revenues of $71M and $81M for the three months ended December 31, 2014 and 2013, respectively, and $208M and $258M for the twelve months ended December 31, 2014 and 2013, respectively. Additionally, includes Avapro/Avalide revenues of $40M and $58M for the three months ended December 31, 2014 and 2013, respectively, and $211M and $231M for the twelve months ended December 31, 2014 and 2013, respectively.

BRISTOL-MYERS SQUIBB COMPANY
DOMESTIC REVENUES FROM OPERATIONS BY PRODUCT
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2013							2014							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
TOTAL(a)	$1,971	$2,045	$4,016	$2,037	$6,053	$2,265	$8,318	$1,765	$1,901	$3,666	$1,968	$5,634	$2,082	$7,716	(8)%	(7)%
Virology
Baraclude	68	73	141	67	208	81	289	70	84	154	40	194	21	215	(74)%	(26)%
Reyataz	193	200	393	189	582	187	769	176	168	344	169	513	176	689	(6)%	(10)%
Sustiva Franchise(b)	251	275	526	259	785	307	1,092	228	266	494	284	778	340	1,118	11%	2%
Oncology
Erbitux	158	168	326	180	506	176	682	158	178	336	175	511	171	682	(3)%	—
Opdivo	—	—	—	—	—	—	—	—	—	—	—	—	1	1	N/A	N/A
Sprycel	115	135	250	134	384	157	541	145	163	308	179	487	184	671	17%	24%
Yervoy(c)	159	140	299	130	429	148	577	146	173	319	191	510	199	709	34%	23%
Neuroscience
Abilify	328	378	706	378	1,084	435	1,519	325	417	742	407	1,149	423	1,572	(3)%	3%
Immunoscience
Orencia(d)	214	238	452	246	698	256	954	229	254	483	292	775	289	1,064	13%	12%
Cardiovascular
Eliquis	17	5	22	27	49	48	97	61	94	155	113	268	136	404	**	**

Diabetes Alliance(e)	292	320	612	308	920	322	1,242	114	—	114	—	114	(4)	110	**	(91)%

Mature Products and All Other(f)	176	113	289	119	408	148	556	113	104	217	118	335	146	481	(1)%	(13)%

Total Excluding Diabetes Alliance	1,679	1,725	3,404	1,729	5,133	1,943	7,076	1,651	1,901	3,552	1,968	5,520	2,086	7,606	7%	7%

**	In excess of 100%
(a)	Domestic revenues include United States and Puerto Rico.
(b)	The Sustiva Franchise includes sales of Sustiva, as well as revenue from sales of bulk efavirenz included in the combination therapy, Atripla.
(c)
Twelve months ended December 31, 2013 includes $25 million of net sales that were previously deferred until sufficient historical experience to estimate sales returns was developed. The following table provides a reconciliation of the net impact of reversal of previously deferred net sales.

	2014		2013		% Change
	4th Qtr	Year	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Yervoy Revenues As Reported	199	709	148	577	34%	23%
Reversal of deferred revenues, net	—	—	—	(25)	—	(100)%
Yervoy Revenues - Adjusted	199	709	148	552	34%	28%

(d)
Includes Orencia SubQ revenues of $131M and $101M for three months ended December 31, 2014 and 2013, respectively, and $458M and $345M for the twelve months ended December 31, 2014 and 2013, respectively.

(e)	Includes Bydureon, Byetta, Farxiga, Onglyza/Kombiglyze and Symlin and Myalept.
(f)	Represents all other products sold in the U.S., including those which have lost exclusivity in major markets.

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES FROM OPERATIONS BY PRODUCT
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2013							2014							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	$1,860	$2,003	$3,863	$2,028	$5,891	$2,176	$8,067	$2,046	$1,988	$4,034	$1,953	$5,987	$2,176	$8,163	—	1%	(6)%	(2)%
Virology
Baraclude	298	298	596	311	907	331	1,238	336	285	621	285	906	320	1,226	(3)%	(1)%	(5)%	(2)%
Hepatitis C Franchise(a)	—	—	—	—	—	—	—	—	—	—	49	49	207	256	N/A	N/A	N/A	N/A
Reyataz	168	231	399	186	585	197	782	168	194	362	169	531	142	673	(28)%	(14)%	(8)%	(3)%
Sustiva Franchise(b)	136	136	272	130	402	120	522	91	95	186	73	259	67	326	(44)%	(38)%	—	—
Oncology
Erbitux	4	3	7	3	10	4	14	11	8	19	12	31	10	41	**	**	N/A	N/A
Opdivo	—	—	—	—	—	—	—	—	—	—	1	1	4	5	N/A	N/A	N/A	N/A
Sprycel	172	177	349	182	531	208	739	197	205	402	206	608	214	822	3%	11%	(10)%	(5)%
Yervoy	70	93	163	108	271	112	383	125	148	273	159	432	167	599	49%	56%	(13)%	(4)%
Neuroscience
Abilify(c)	194	185	379	191	570	200	770	215	138	353	42	395	53	448	(74)%	(42)%	(2)%	—
Immunoscience
Orencia	106	114	220	129	349	141	490	134	148	282	152	434	154	588	9%	20%	(12)%	(6)%
Cardiovascular
Eliquis	5	7	12	14	26	23	49	45	77	122	103	225	145	370	**	**	N/A	N/A

Diabetes Alliance(d)	66	118	184	124	308	133	441	65	27	92	42	134	51	185	(62)%	(58)%	—	—

Mature Products and All Other(e)	641	641	1,282	650	1,932	707	2,639	659	663	1,322	660	1,982	642	2,624	(9)%	(1)%	(5)%	(2)%

Total Excluding Diabetes Alliance	1,794	1,885	3,679	1,904	5,583	2,043	7,626	1,981	1,961	3,942	1,911	5,853	2,125	7,978	4%	5%	(7)%	(2)%

**	In excess of 100%
(a)
Includes Daklinza (daclatasvir) revenues of $163M and $201M for the three and twelve months ended December 31, 2014, and includes Sunvepra (asunaprevir) revenues of $44M and $55M for the three and twelve months ended December 31, 2014.

(b)	The Sustiva Franchise includes sales of Sustiva and revenue from sales of bulk efavirenz included in the combination therapy, Atripla.
(c)	Includes revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(d)	Includes Bydureon, Byetta, Forxiga/Xigduo, Onglyza/Kombiglyze, Symlin and Myalept.
(e)	Represents all other products, including those which have lost exclusivity in major markets, over the counter brands and royalty-related revenue.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN NON-GAAP LINE ITEMS TO CERTAIN GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2013							2014
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$2,768	$2,940	$5,708	$2,890	$8,598	$3,168	$11,766	$2,843	$2,898	$5,741	$2,914	$8,655	$3,292	$11,947
Specified items(a)	85	70	155	69	224	102	326	45	39	84	36	120	31	151
Gross profit excluding specified items	2,853	3,010	5,863	2,959	8,822	3,270	12,092	2,888	2,937	5,825	2,950	8,775	3,323	12,098

Marketing, selling and administrative	994	1,042	2,036	980	3,016	1,068	4,084	957	951	1,908	1,029	2,937	1,151	4,088
Specified items(a)	(1)	(1)	(2)	(4)	(6)	(10)	(16)	(3)	(3)	(6)	(98)	(104)	(1)	(105)
Marketing, selling and administrative excluding specified items	993	1,041	2,034	976	3,010	1,058	4,068	954	948	1,902	931	2,833	1,150	3,983

Research and development	930	951	1,881	893	2,774	957	3,731	946	1,416	2,362	983	3,345	1,189	4,534
Specified items(a)	—	—	—	—	—	(16)	(16)	(48)	(458)	(506)	(65)	(571)	(50)	(621)
Research and development excluding specified items	930	951	1,881	893	2,774	941	3,715	898	958	1,856	918	2,774	1,139	3,913

Other (income)/expense	(19)	199	180	5	185	20	205	(208)	(104)	(312)	(277)	(589)	799	210
Specified items(a)	(19)	(239)	(258)	(43)	(301)	(39)	(340)	88	(67)	21	203	224	(850)	(626)
Other (income)/expense excluding specified items	(38)	(40)	(78)	(38)	(116)	(19)	(135)	(120)	(171)	(291)	(74)	(365)	(51)	(416)

Effective Tax Rate	7.6%	—	4.2%	15.4%	8.8%	15.4%	10.8%	5.0%	25.4%	11.4%	27.4%	18.0%	145.0%	14.8%
Specified items(a)	3.4%	13.8%	8.3%	2.4%	5.6%	2.5%	4.6%	18.0%	(4.1)%	10.7%	(3.2)%	4.8%	(135.0)%	5.1%
Effective Tax Rate excluding specified items	11.0%	13.8%	12.5%	17.8%	14.4%	17.9%	15.4%	23.0%	21.3%	22.1%	24.2%	22.8%	10.0%	19.9%

(a) Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2013							2014
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Accelerated depreciation, asset impairment and other shutdown costs	$—	$—	$—	$—	$—	$36	$36	$45	$39	$84	$36	$120	$31	$151
Amortization of acquired Amylin intangible assets	138	137	275	137	412	137	549	—	—	—	—	—	—	—
Amortization of Amylin alliance proceeds	(67)	(67)	(134)	(68)	(202)	(71)	(273)	—	—	—	—	—	—	—
Amortization of Amylin inventory adjustment	14	—	14	—	14	—	14	—	—	—	—	—	—	—
Cost of products sold	85	70	155	69	224	102	326	45	39	84	36	120	31	151

Additional year of Branded Prescription Drug Fee	—	—	—	—	—	—	—	—	—	—	96	96	—	96
Process standardization implementation costs	1	1	2	4	6	10	16	3	3	6	2	8	1	9
Marketing, selling and administrative	1	1	2	4	6	10	16	3	3	6	98	104	1	105

Upfront, milestone and other payments	—	—	—	—	—	16	16	15	148	163	65	228	50	278
IPRD impairments	—	—	—	—	—	—	—	33	310	343	—	343	—	343
Research and development	—	—	—	—	—	16	16	48	458	506	65	571	50	621

Provision for restructuring	33	173	206	6	212	14	226	21	16	37	35	72	91	163
Gain on sale of product lines, businesses and assets	—	—	—	—	—	—	—	(259)	12	(247)	(315)	(562)	3	(559)
Pension curtailments, settlements and special termination benefits	—	99	99	37	136	25	161	64	45	109	28	137	740	877
Acquisition and alliance related items(a)	—	(10)	(10)	—	(10)	—	(10)	16	17	33	39	72	—	72
Litigation charges/(recoveries)	—	(23)	(23)	—	(23)	—	(23)	25	(23)	2	10	12	15	27
Out-licensed intangible asset impairment	—	—	—	—	—	—	—	—	—	—	—	—	11	11
Loss on debt redemption	—	—	—	—	—	—	—	45	—	45	—	45	—	45
Upfront, milestone and other licensing receipts	(14)	—	(14)	—	(14)	—	(14)	—	—	—	—	—	(10)	(10)
Other (income)/expense	19	239	258	43	301	39	340	(88)	67	(21)	(203)	(224)	850	626

Increase/(decrease) to pretax income	105	310	415	116	531	167	698	8	567	575	(4)	571	932	1,503

Income tax on items above	(35)	(116)	(151)	(40)	(191)	(51)	(242)	(179)	(102)	(281)	33	(248)	(297)	(545)
Specified tax charge(b)	—	—	—	—	—	—	—	—	—	—	—	—	123	123
Income taxes	(35)	(116)	(151)	(40)	(191)	(51)	(242)	(179)	(102)	(281)	33	(248)	(174)	(422)

Increase/(decrease) to net earnings	$70	$194	$264	$76	$340	$116	$456	$(171)	$465	$294	$29	$323	$758	$1,081

(a) Includes $16 million of additional year of Branded Prescription Drug Fee.
(b) The 2014 specified tax charge relates to transfer pricing matters.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Cash and cash equivalents	$1,355	$1,821	$1,771	$3,586	$5,225	$4,282	$4,851	$5,571
Marketable securities - current	1,178	978	951	939	1,834	2,893	2,370	1,864
Marketable securities - long term	3,242	3,223	3,623	3,747	3,558	3,876	4,328	4,408
Cash, cash equivalents and marketable securities	5,775	6,022	6,345	8,272	10,617	11,051	11,549	11,843

Short-term borrowings and current portion of long-term debt	(1,372)	(764)	(680)	(359)	(281)	(365)	(401)	(590)
Long-term debt	(6,522)	(6,442)	(6,532)	(7,981)	(7,367)	(7,372)	(7,267)	(7,242)
Net cash/(debt) position	$(2,119)	$(1,184)	$(867)	$(68)	$2,969	$3,314	$3,881	$4,011

BRISTOL-MYERS SQUIBB COMPANY
2015 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2015
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP	$1.55 to $1.70
Projected Specified Items:
Downsizing and streamlining of worldwide operations	(0.04)
Upfront and milestone payments, net	0.02
Pension Related items	0.04
Other	—
Total	0.02

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP	$1.55 to $1.70

Gross margin as a percentage of revenues on a GAAP and non-GAAP basis for the twelve months ended December 31, 2014 was 75.2% and 76.2%, respectively. On a non-GAAP basis, the Company projects gross margin as a percentage of revenues for the full year 2015 to be approximately 74%. There is no reliable comparable GAAP measure for this forward-looking information on gross margin. See "—Reconciliation of GAAP and non-GAAP Growth Dollars and Percentages Excluding Foreign Exchange Impact".

Research and development expenses on a GAAP and non-GAAP basis for the twelve months ended December 31, 2014 were $4.5 billion and $3.9 billion, respectively. On a non-GAAP basis, the Company projects research and development expense for the full year 2015 to decrease in the low-single-digit range compared to 2014. It is estimated that 30% to 45% of the research and development expenses in 2015 will be incurred on late-stage development programs. There is no reliable comparable GAAP measure for this forward-looking information on research and development. See "—Reconciliation of Certain non-GAAP Line Items to Certain GAAP Line Items".

Marketing, selling and administrative expenses on a GAAP and non-GAAP basis for the twelve months ended December 31, 2014 were $4.1 billion and $4.0 billion, respectively. On a GAAP basis, expenses for the twelve months ended December 31, 2014 included specified items of $105 million. On a non-GAAP basis, the Company projects marketing, selling and administrative expenses for the full year 2015 to decrease in the mid- to high-single-digit range compared to 2014. There is no reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See "—Reconciliation of Certain non-GAAP Line Items to Certain GAAP Line Items".

The effective tax rate on a GAAP basis for the twelve months ended December 31, 2014 was 14.8%. On a non-GAAP basis, for the twelve months ended December 31, 2014 the effective tax rate was 19.9%. On a non-GAAP basis, the Company projects an annual effective tax rate of approximately 19%. There is no reliable comparable GAAP measure for this forward-looking information on the tax rate. See "—Reconciliation of Certain non-GAAP Line Items to Certain GAAP Line Items".

The GAAP financial results for the full year 2015 will include specified items, including gains on divestitures, expected charges associated with downsizing and streamlining worldwide operations, in-process research and development (IPRD) , upfront and milestone payments, restructuring and pension related items.  The GAAP financial results for the full year 2015 could also include other specified items that have not yet been identified and quantified, including any gains or losses from acquisitions or divestitures, additional upfront, milestone and other licensing payments, charges for IPRD and licensed asset impairments, charges and recoveries relating to significant legal proceedings, restructuring activities and significant tax events. For a fuller discussion of certain litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Reports Fourth Quarter 2014 Financial Results, January 27, 2015 including “2015 Financial Guidance” and “Use of non-GAAP Financial Information” therein.